                                                                    EXHIBIT 10.6




                       FECHTOR, DETWILER, MITCHELL & CO.

                      2000 OMNIBUS EQUITY INCENTIVE PLAN


                         (Effective February 28, 2000)
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                               TABLE OF CONTENTS
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SECTION 1. ESTABLISHMENT AND PURPOSE.......................................   1

SECTION 2. DEFINITIONS.....................................................   1

  (a)      "Affiliate".....................................................   1
  (b)      "Award".........................................................   1
  (c)      "Board of Directors"............................................   1
  (d)      "Change in Control".............................................   1
  (e)      "Code"..........................................................   2
  (f)      "Committee".....................................................   2
  (g)      "Company".......................................................   2
  (h)      "Consultant"....................................................   2
  (i)      "Employee"......................................................   2
  (j)      "Exchange Act"..................................................   2
  (k)      "Exercise Price"................................................   2
  (l)      "Fair Market Value".............................................   2
  (m)      "ISO"...........................................................   3
  (n)      "Nonstatutory Option"...........................................   3
  (o)      "Offeree".......................................................   3
  (p)      "Option"........................................................   3
  (q)      "Optionee"......................................................   3
  (r)      "Outside Director"..............................................   3
  (s)      "Parent"........................................................   3
  (t)      "Participant"...................................................   3
  (u)      "Plan"..........................................................   3
  (v)      "Purchase Price"................................................   3
  (w)      "Restricted Share"..............................................   3
  (x)      "Restricted Share Agreement "...................................   3
  (y)      "SAR"...........................................................   3
  (z)      "SAR Agreement".................................................   4
  (aa)     "Service".......................................................   4
  (bb)     "Share".........................................................   4
  (cc)     "Stock".........................................................   4
  (dd)     "Stock Option Agreement"........................................   4
  (ee)     "Stock Purchase Agreement"......................................   4
  (ff)     "Stock Unit"....................................................   4
  (gg)     "Stock Unit Agreement"..........................................   4
  (hh)     "Subsidiary"....................................................   4
  (ii)     "Total and Permanent Disability"................................   4

SECTION 3. ADMINISTRATION..................................................   4

  (a)      Committee.......................................................   4
  (b)      Committee Responsibilities......................................   5
  (c)      Committee for Non-Officer Grants................................   6
  (d)      Financial Reports...............................................   6

SECTION 4. ELIGIBILITY.....................................................   6

  (a)      General Rule....................................................   6
  (b)      Limitation On Grants............................................   6
  (c)      Ten-Percent Stockholders........................................   6
  (d)      Attribution Rules...............................................   7
  (e)      Outstanding Stock...............................................   7
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SECTION 5. STOCK SUBJECT TO PLAN...........................................   7

  (a)      Basic Limitation................................................   7
  (b)      Annual Increase in Shares.......................................   7
  (c)      Additional Shares...............................................   7
  (d)      Dividend Equivalents............................................   8

SECTION 6. RESTRICTED SHARES...............................................   8

  (a)      Restricted Stock Agreement......................................   8
  (b)      Payment for Awards..............................................   8
  (c)      Vesting.........................................................   8
  (d)      Voting and Dividend Rights......................................   8

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.................................   8

  (a)      Stock Option Agreement..........................................   8
  (b)      Number of Shares................................................   9
  (c)      Exercise Price..................................................   9
  (d)      Exercisability and Term.........................................   9
  (e)      Nontransferability..............................................   9
  (f)      Exercise of Options Upon Termination of Service.................  10
  (g)      Effect of Change in Control.....................................  10
  (h)      Leaves of Absence...............................................  10
  (i)      No Rights as a Stockholder......................................  10
  (j)      Modification, Extension and Renewal of Options..................  10
  (k)      Restrictions on Transfer of Shares..............................  10
  (l)      Buyout Provisions...............................................  11

SECTION 8. PAYMENT FOR SHARES..............................................  11

  (a)      General Rule....................................................  11
  (b)      Surrender of Stock..............................................  11
  (c)      Services Rendered...............................................  11
  (d)      Exercise/Sale...................................................  11
  (e)      Exercise/Pledge.................................................  11
  (f)      Promissory Note.................................................  11
  (g)      Combination of Forms of Payment.................................  12
  (h)      Other Forms of Payment..........................................  12

SECTION 9. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS...........................  12

  (a)      Initial Grants..................................................  12
  (b)      Other Grants....................................................  12
  (c)      Exercise Price..................................................  12
  (d)      Term............................................................  12
  (e)      Modification....................................................  12
  (f)      Accelerated Exercisability......................................  12
  (g)      Affiliates of Outside Directors.................................  12
  (h)      Supersedes Other Grants.........................................  13

SECTION 10. STOCK APPRECIATION RIGHTS......................................  13

  (a)      SAR Agreement...................................................  13
  (b)      Number of Shares................................................  13
  (c)      Exercise Price..................................................  13
  (d)      Exercisability and Term.........................................  13
  (e)      Effect of Change in Control.....................................  13
  (f)      Exercise of SARs................................................  13
  (g)      Modification or Assumption of SARs..............................  14
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SECTION 11. STOCK UNITS....................................................  14

  (a)      Stock Unit Agreement............................................  14
  (b)      Payment for Awards..............................................  14
  (c)      Vesting Conditions..............................................  14
  (d)      Voting and Dividend Rights......................................  14
  (e)      Form and Time of Settlement of Stock Units......................  14
  (f)      Death of Recipient..............................................  15
  (g)      Creditors' Rights...............................................  15

SECTION 12. PROTECTION AGAINST DILUTION....................................  15

  (a)      Adjustments.....................................................  15
  (b)      Dissolution or Liquidation......................................  16
  (c)      Reorganizations.................................................  16
  (d)      Reservation of Rights...........................................  16
  (e)      Notice of Adjustment............................................  16

SECTION 13. DEFERRAL OF AWARDS.............................................  16

SECTION 14. AWARDS UNDER OTHER PLANS.......................................  17

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS..............................  17

SECTION 16. WITHHOLDING TAXES..............................................  17

  (a)      General.........................................................  17
  (b)      Share Withholding...............................................  18

SECTION 17. LIMITATION ON PARACHUTE PAYMENTS...............................  18

  (a)      Scope of Limitation.............................................  18
  (b)      Basic Rule......................................................  18
  (c)      Reduction of Payments...........................................  18
  (d)      Overpayments and Underpayments..................................  18
  (e)      Related Corporations............................................  19

SECTION 18. NO EMPLOYMENT RIGHTS...........................................  19

SECTION 19. DURATION AND AMENDMENTS........................................  19

  (a)      Term of the Plan................................................  19
  (b)      Right to Amend or Terminate the Plan............................  19
  (c)      Effect of Amendment or Termination..............................  19

SECTION 20. NOTICE.........................................................  20

SECTION 21. EXECUTION......................................................  20
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                                      iii

                       FECHTOR, DETWILER, MITCHELL & CO.
                      ----------------------------------

                      2000 Omnibus Equity Incentive Plan
                      ----------------------------------

                         (Effective February 27, 2000)

SECTION 1.  ESTABLISHMENT AND PURPOSE.
            -------------------------

     The Plan was adopted by the Board of Directors effective February 27, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives,
(b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2.  DEFINITIONS.
            -----------

     (a)  "Affiliate" shall mean any entity other than a Subsidiary, if the
           ---------
Company and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity.

     (b)  "Award" shall mean any award of an Option, a SAR, a Restricted Share
           -----
or a Stock Unit under the Plan.

     (c)  "Board of Directors" shall mean the Board of Directors of the
           ------------------
Company, as constituted from time to time.

     (d)  "Change in Control" shall mean the occurrence of either of the
           -----------------
following events:

          (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                (A) Had been directors of the Company twenty-four (24) months prior to such change; or

                (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who, by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term "person" shall not include an employee benefit plan maintained by the Company or any person who is the direct or indirect owner of securities of the Company representing forty percent (40%) of the Base Capital Stock on the Effective Date of this Plan.

     (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

     (f)  "Committee" shall mean the committee designated by the Board of
           ---------
Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee shall have membership composition which enables the Options or other rights granted under the Plan to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act.

     (g)  "Company" shall mean Fechtor, Detwiler, Mitchell & Co., a Delaware
           -------
corporation.

     (h)  "Consultant" shall mean a consultant or advisor who provides bona fide
           ----------                                                  ---- ----
services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in the second sentence of
Section 4(a).

     (i)  "Employee" shall mean (i) any individual who is a common-law employee
           --------
of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of member of the Board of Directors; (iii) a member of the board of directors of a Subsidiary; or (iv) an independent contractor or advisor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or as an independent contractor or advisor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (j)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

     (k)  "Exercise Price" shall mean, in the case of an Option, the amount for
           --------------
which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

     (l)  "Fair Market Value" shall mean (i) the closing price of a Share on the
           -----------------
principal exchange which the Shares are trading, on the date on which the Fair Market Value is determined (if Fair Market Value is determined on a date which the principal exchange is closed, Fair Market Value shall be determined on the last immediately preceding trading day), or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq Smallcap market or a successor quotation system, the closing price on the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq Smallcap market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (m)  "ISO" shall mean an employee incentive stock option described in Code
           ---
section 422.

     (n)  "Nonstatutory Option" shall mean an employee stock option that is not
           -------------------
an ISO.

     (o)  "Offeree" shall mean an individual to whom the Committee has offered
           -------
the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (p) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (q) "Optionee" shall mean an individual or estate who holds an Option or SAR.

     (r)  "Outside Director" shall mean a member of the Board of Directors who
           ----------------
is not a common-law employee of the Company or of a Subsidiary. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in the second sentence of Section 4(a).

     (s)  "Parent" shall mean any corporation (other than the Company) in an
           ------
unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a parent commencing as of such date.

     (t)  "Participant" shall mean an individual or estate who holds an Award.
           -----------

     (u)  "Plan" shall mean this 2000 Omnibus Equity Incentive Plan of Fechtor,
           ----
Detwiler, Mitchell & Co., as amended from time to time.

     (v)  "Purchase Price" shall mean the consideration for which one Share may
           --------------
be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (w)  "Restricted Share" shall mean a Share awarded under the Plan.
           ----------------

     (x)  "Restricted Share Agreement" shall mean the agreement between the
           ---------------------------
Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

     (y)  "SAR" shall mean a stock appreciation right granted under the Plan.
           ---

     (z)  "SAR Agreement" shall mean the agreement between the Company and an
           -------------
Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     (aa)  "Service" shall mean service as an Employee.
            -------

     (bb)  "Share" shall mean one share of common stock, as adjusted in
            -----
accordance with Section 12 (if applicable).

     (cc)  "Stock" shall mean the common stock of the Company.
            -----

     (dd)  "Stock Option Agreement" shall mean the agreement between the Company
            ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.

     (ee)  "Stock Purchase Agreement" shall mean the agreement between the
            ------------------------
Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (ff)  "Stock Unit" shall mean a bookkeeping entry representing the
            ----------
equivalent of one Share, as awarded under the Plan.

     (gg)  "Stock Unit Agreement" shall mean the agreement between the Company
            --------------------
and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     (hh)  "Subsidiary" shall mean any corporation, if the Company and/or one or
            ----------
more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (ii)  "Total and Permanent Disability" shall mean that the Optionee is
            ------------------------------
unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

SECTION 3.  ADMINISTRATION.
            --------------

     (a)  Committee. The Plan shall be administered by the Board of Directors or
          ---------
the Committee which shall consist of two or more Outside Directors (although Committee functions may be delegated to officers to the extent the Awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

     (b)  Committee Responsibilities. Subject to the provisions of the Plan, the
          --------------------------
Committee shall have full authority and discretion to take the following actions:

          (i)   To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)   To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards) and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

          (xi) To determine the disposition of each Option or other right under the Plan in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Stock Purchase Agreement; and

          (xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

     (c)  Committee for Non-Officer Grants. The Board of Directors may also
          --------------------------------
appoint a secondary committee of the Board of Directors, which shall be composed of one or more directors of the Company who need not satisfy the requirements of
Section 3(a). Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards within the limitations of this Section 3(c), any reference in the Plan to the Committee shall include such secondary committee.

     (d)  Financial Reports. To the extent required by applicable law, and not
          -----------------
less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4.  ELIGIBILITY.
            -----------

     (a)  General Rule. Only Employees shall be eligible for the grant of
          ------------
Restricted Shares, Stock Units, NSOs or SARs. In addition, only individuals who are employed as common-law employees by the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.__

     (b)  Limitation On Grants. No Employee shall be granted Options to purchase
          --------------------
more than two hundred fifty thousand (250,000) Shares in any fiscal year of the Company.

     (c)  Ten-Percent Stockholders. An Employee who owns more than ten percent
          ------------------------
(10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. Notwithstanding the preceding sentence in this Section 4(c), if the Shares are exercised prior to vesting pursuant to the Stock Purchase Agreement, and the Fair Market Value of the Shares at such time equals the Exercise Price, the limit of 100% provided in Section 260.140.42(b)(2) in Title 10 of the California Code of Regulations shall apply to the Exercise Price for an NSO.

     (d)  Attribution Rules. For purposes of Subsection (c) above, in
          -----------------
determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

     (e)  Outstanding Stock.  For purposes of Subsection (c) above, "outstanding
          -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.
            ---------------------

     (a)  Basic Limitation.  Shares offered under the Plan shall be authorized
          ----------------
but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed
(a) one million five hundred thousand (1,500,000) Shares, plus the additional Shares described in Sections (b) and (c). The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 12.

     (b)  Annual Increase in Shares.  As of January 1 of each year, commencing
          -------------------------
with the year 2001, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (i) one hundred fifty thousand (150,000) shares, (ii) ten percent (10%) of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares which may be issued under the Plan shall at all times be subject to adjustment pursuant to Section 12. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (c)  Additional Shares.  If Restricted Shares or Shares issued upon the
          -----------------
exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Shares are forfeited.

     (d)  Dividend Equivalents.  Any dividend equivalents paid or credited under
          --------------------
the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6.  RESTRICTED SHARES.
            -----------------

     (a)  Restricted Stock Agreement.  Each grant of Restricted Shares under the
          --------------------------
Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     (b)  Payment for Awards.  Subject to the following provisions in this
          ------------------
Section 6(b), Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) such forms of payment as set forth in Section 8 as well as past services and future services. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Restricted Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(c). In addition, to the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

     (c)  Vesting.  Each Award of Restricted Shares may or may not be subject to
          -------
vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. To the extent required by applicable law, each Award of Restricted Shares shall become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the exercisability of any Award of Restricted Shares shall be determined by the Committee in its sole discretion. In addition, a Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d)   Voting and Dividend Rights.  The holders of Restricted Shares awarded
           --------------------------
under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.
            -------------------------------

     (a)  Stock Option Agreement.  Each grant of an Option under the Plan shall
          ----------------------
be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in a form described in
Section 8.

     (b)  Number of Shares.  Each Stock Option Agreement shall specify the
          ----------------
number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12. Options granted to an Optionee in a single fiscal year of the Company shall not cover more than two hundred fifty thousand (250,000) Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 12.

     (c)  Exercise Price.  Each Stock Option Agreement shall specify the
          --------------
Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d) and the Exercise Price of an NSO shall not be less than 85% of the Fair Market Value of a Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

     (d)  Exercisability and Term.  Each Stock Option Agreement shall specify
          -----------------------
the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

     The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant (five (5) years for Employees described in Section 4(d)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     (e)  Nontransferability.  During an Optionee's lifetime, his Option(s)
          ------------------
shall be exercisable only by him and shall not be transferable. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution, or by instrument to an inter vivos or testamentary trust in which the Options are to be passed on to beneficiaries upon the death of an Optionee.

     (f)  Exercise of Options Upon Termination of Service.  Each Stock Option
          -----------------------------------------------
Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     (g)  Effect of Change in Control.  The Committee may determine, at the time
          ---------------------------
of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, provided, however, that in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

     (h)  Leaves of Absence.  An Employee's Service shall cease when such
          -----------------
Employee ceases to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in
          ---- ----
writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

     (i)  No Rights as a Stockholder.  An Optionee, or a transferee of an
          --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

     (j)  Modification, Extension and Renewal of Options.  Within the
          ----------------------------------------------
limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his rights or increase his or her rights or obligations under such Option.

     (k)  Restrictions on Transfer of Shares.  Any Shares issued upon exercise
          ----------------------------------
of an Option shall be subject to such special forfeiture conditions, rights of repurchase, and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Notwithstanding the foregoing in this Section 7(k) and to the extent that a Stock Option Agreement so provides, an Optionee shall have the right to transfer all or any portion of Optionee's interest in the Shares to a trust established by Optionee for the benefit of Optionee, Optionee's spouse, or Optionee's children, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of the Stock Option Agreement under which the Options are granted.

     (l)  Buyout Provisions.  The Committee may at any time (a) offer to buy out
          -----------------
for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.  PAYMENT FOR SHARES.
            ------------------

     (a)  General Rule.  The entire Exercise Price of Shares issued under the
          ------------
Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as provided in Subsections (b) through (g) below.

     (b)  Surrender of Stock.  To the extent that a Stock Option Agreement so
          ------------------
provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative for more than twelve (12) months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c)  Services Rendered.  At the discretion of the Committee, Shares may be
          -----------------
awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

     (d)  Exercise/Sale.  To the extent that a Stock Option Agreement so
          -------------
provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (e)  Exercise/Pledge.  To the extent that a Stock Option Agreement so
          ---------------
provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

     (f)  Promissory Note.  To the extent that a Stock Option Agreement so
          ---------------
provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

     (g)  Combination of Forms of Payment.  To the extent that a Stock Option
          -------------------------------
Agreement so provides, payment may be made by a combination of considerations set forth in subsections (a) through (f) above.

     (h)  Other Forms of Payment.  To the extent that a Stock Option Agreement
          ----------------------
so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 9.  AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.
            -------------------------------------

     (a)  Initial Grants.  Each Outside Director shall automatically be granted
          --------------
a Nonstatutory Option to purchase twenty-four thousand (24,000) Shares (subject to adjustment under Section 12) as a result of his or her election or appointment as an Outside Director. Such NSO shall be granted on the date when such Outside Director first joins the Board of Directors and shall become exercisable in three (3) equal installments at one-year intervals commencing one year from the date of grant.

     (b)  Other Grants.  Each third anniversary of the date that an Outside
          ------------
Director takes office as a member of the Board of Directors, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option to purchase twenty-four thousand (24,000) Shares (subject to adjustment under Section 12). All such Nonstatutory Options shall vest and become exercisable pursuant to the terms and conditions set forth in the Stock Option Agreement.

     (c)  Exercise Price.  The Exercise Price of all Nonstatutory Options
          --------------
granted to an Outside Director under this Section 9 shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8.

     (d)  Term.  All Nonstatutory Options granted to an Outside Director under
          ----
this Section 9 shall terminate on the earliest of (A) the tenth (10th) anniversary of the date of grant of such Options or (B) the date twelve (12) months after the termination of such Outside Director's service for any reason.

     (e)  Modification.  This Section 9 shall not be modified more often than
          ------------
once every six (6) months, except as may be necessary or advisable to comport with the requirements of any applicable law or regulation.

     (f)  Accelerated Exercisability.  All NSOs granted to an Outside Director
          --------------------------
under this Section 4 shall also become exercisable in full in the event of:

          (i) The Termination of such Director's service because of death, total and permanent disability or retirement at or after age 65; or

          (ii)  A Change in Control with respect to the Company.

     (g)  Affiliates of Outside Directors.  The Committee may provide that NSOs
          -------------------------------
that otherwise would be granted to an Outside Director under this Section 9 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside

Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

     (h)  Supersedes Other Grants.  This Section 9 is intended to incorporate
          -----------------------
and thereby supersede any other formula-based granting of Options to Outside Directors of the Company and, accordingly, (i) such other formula-based grant provisions (including those set forth in Section 2.2 of the JMC Group, Inc. Executive Stock Option Plan) are hereby supplanted by this Section 9, and
(ii) Outside Directors of the Company shall be given credit for periods of service prior to the date of this Plan with respect to calculations made under
Section 9(b) and in respect of which options have not yet been awarded.

SECTION 10.  STOCK APPRECIATION RIGHTS.
             -------------------------

     (a)  SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced
          -------------
by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     (b)  Number of Shares.  Each SAR Agreement shall specify the number of
          ----------------
Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than two hundred fifty (250,000) Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 12.

     (c)  Exercise Price.  Each SAR Agreement shall specify the Exercise Price.
          --------------
A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d)  Exercisability and Term.  Each SAR Agreement shall specify the date
          -----------------------
when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e)  Effect of Change in Control.  The Committee may determine, at the time
          ---------------------------
of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     (f)  Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person
          ----------------
having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares,

(b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

     (g)  Modification or Assumption of SARs.  Within the limitations of the
          ----------------------------------
Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

SECTION 11.  STOCK UNITS.
             -----------

     (a)  Stock Unit Agreement.  Each grant of Stock Units under the Plan shall
          --------------------
be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

     (b)  Payment for Awards.  To the extent that an Award is granted in the
          ------------------
form of Stock Units, no cash consideration shall be required of the Award recipients.

     (c)  Vesting Conditions.  Each Award of Stock Units may or may not be
          ------------------
subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d)  Voting and Dividend Rights.  The holders of Stock Units shall have no
          --------------------------
voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

     (e)  Form and Time of Settlement of Stock Units.  Settlement of vested
          ------------------------------------------
Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

     (f)  Death of Recipient.  Any Stock Units Award that becomes payable after
          ------------------
the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     (g)  Creditors' Rights.  A holder of Stock Units shall have no rights other
          -----------------
than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 12.  PROTECTION AGAINST DILUTION.
             ---------------------------

     (a)  Adjustments.  In the event of a subdivision of the outstanding Shares,
          -----------
a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

          (ii)  The limitations set forth in Sections 7(b) and 10(b);

          (iii) The number of NSOs to be granted to Outside Directors under
     Section 9;

          (iv)  The number of Shares covered by each outstanding Option and SAR;

          (v)   The Exercise Price under each outstanding Option and SAR; or

          (vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     (b)  Dissolution or Liquidation.  To the extent not previously exercised or
          --------------------------
settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

     (c)  Reorganizations.  In the event that the Company is a party to a merger
          ---------------
or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

          (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

     (d)  Reservation of Rights.  Except as provided in this Section 12, an
          ---------------------
Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     (e)  Notice of Adjustment.  Whenever the Company shall take any action
          --------------------
resulting in any adjustment provided for in this Section 12, the Company shall forthwith deliver notice of such action to each Optionee, which notice shall set forth the number of Shares subject to the Option and the Exercise Price thereof resulting from such adjustment.

SECTION 13.  DEFERRAL OF AWARDS.
             ------------------

     The Committee (in its sole discretion) may permit or require a Participant to:

     (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

     (b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

     (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

     A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14.  AWARDS UNDER OTHER PLANS.
             ------------------------

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under
Section 5.

SECTION 15.  LEGAL AND REGULATORY REQUIREMENTS.
             ---------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 16.  WITHHOLDING TAXES.
             -----------------

     (a)  General.  To the extent required by applicable federal, state, local
          -------
or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b)  Share Withholding.  The Committee may permit a Participant to satisfy
          -----------------
all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

SECTION 17.  LIMITATION ON PARACHUTE PAYMENTS.
             --------------------------------

     (a)  Scope of Limitation.  This Section 17 shall apply to an Award unless
          -------------------
the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this
Section 18. If this Section 17 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

     (b)  Basic Rule.  In the event that the independent auditors most recently
          ----------
selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 17, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

     (c)  Reduction of Payments.  If the Auditors determine that any Payment
          ---------------------
would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 17, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 17 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     (d)  Overpayments and Underpayments.  As a result of uncertainty in the
          ------------------------------
application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made

(an "Overpayment") or that additional Payments that will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under
Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

     (e)  Related Corporations.  For purposes of this Section 17, the term
          --------------------
"Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

SECTION 18.  NO EMPLOYMENT RIGHTS.
             --------------------

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 19.  DURATION AND AMENDMENTS.
             -----------------------

     (a)  Term of the Plan.  The Plan, as set forth herein, shall become
          ----------------
effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)  Right to Amend or Terminate the Plan.  The Board of Directors may
          ------------------------------------
amend the Plan at any time and from time to time. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c)  Effect of Amendment or Termination.  No Shares shall be issued or sold
          ----------------------------------
under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan, except with consent of the person to whom the Award was granted.

SECTION 20.  NOTICE.
             ------

     Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

SECTION 21.  EXECUTION.
             ---------

     To record the adoption of the Plan by the Board of Directors effective as of February 27, 2000, the Company has caused its authorized officer to execute the same.

                                 FECHTOR, DETWILER, MITCHELL & CO.



                                 By: /s/ James K. Mitchell
                                     -------------------------------------
                                     James K. Mitchell
                                     Chairman